September 2, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio, SEC File No.

811-04420

➢	WRL Freedom Elite Builder, Registration No. 333-58322
➢	WRL Associate Freedom Elite Builder, Registration No. 333-157211
➢	WRL Freedom Elite, Registration No. 333-62397
➢	WRL Financial Freedom Builder, Registration No. 333-23359
➢	WRL Freedom Equity Protector, Registration No. 033-31140
➢	WRL Freedom Wealth Protector, Registration No. 033-69138
➢	WRL Freedom Elite Advisor, Registration No. 333-100993
➢	WRL Xcelerator, Registration No. 333-107705
➢	WRL Xcelerator Focus and Xcelerator Exec, Registration No. 333-152446
➢	WRL Freedom Elite Builder II, Registration No. 333-110315
➢	WRL ForLife, Registration No. 333-135005
➢	WRL Freedom SP Plus, Registration No. 033-5143
➢	The Equity Protector, Registration No. 33-506
                   Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Western Reserve Life assurance Co. of Ohio (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual report dated June 30, 2009, for the underlying management investment company listed below (the “Fund”). This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act:

                                                        SEMI-ANNUAL REPORT FILING:

                           Access One Trust, SEC File No. 811-21634

                           Transamerica Series Trust, SEC File No. 811-04419

                       Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

                       Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

                                                       Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

                           ProFunds, SEC File No. 811-08239

                           Alliance Bernstein Variable Products Series Fund, Inc. SEC File No. 811-05398

                           Franklin Templeton Variable Insurance Products Trust SEC File No. 811-05583

Some of the funds included in the Fund Company’s semi-annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, its semi-annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, the filing is incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Senior Counsel

cc: Priscilla Hechler
      Gayle A. Morden